As filed with the Securities and Exchange Commission on September 21, 1995

            Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       PRESSURE PIPING COMPONENTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       PRESSURE PIPING COMPONENTS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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(4) Proposed maximum aggregate value of transaction:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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--------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                        PRESSURE PIPING COMPONENTS, INC.
                       3333 New Hyde Park Road, Suite 202
                           North Hills, New York 11042

                          ____________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          ____________________________



To the Shareholders of
PRESSURE PIPING COMPONENTS, INC.:

     The Annual Meeting of Shareholders of Pressure Piping Components, Inc. (the "Company") will be held at the Company's offices, 3333 New Hyde Park Road, Suite 202, North Hills, NY on Friday, November 10, 1995 at 3:00 p.m., Eastern Standard Time, to consider and act upon the following matters:

     (1)  The election of two Class B directors for a three-year term.

     (2) Ratification of the appointment of Coopers & Lybrand as auditors for the 1996 fiscal year.

     (3) Such other business as may properly come before the meeting or any adjournment thereof.

     August 28, 1995 has been fixed as the record date for the determination of shareholders entitled to vote at the meeting, and only shareholders of record at the close of business on that day will be entitled to vote. A complete list of shareholders entitled to vote may be inspected at the meeting, and for a period of ten days prior to the meeting will be open to examination at the Company's office shown above.


                         By Order of the Board of Directors



                         Harold L. Bernstein
                         Secretary



North Hills, New York
September 7, 1995

     You are urged to sign, fill in, and return the enclosed proxy, which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

                        PRESSURE PIPING COMPONENTS, INC.
                       3333 New Hyde Park Road, Suite 202
                           North Hills, New York 11042


                         ANNUAL MEETING OF SHAREHOLDERS


                              --------------------
                                 PROXY STATEMENT
                              --------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pressure Piping Components, Inc. (the "Company") of proxies, including the proxy enclosed herewith, for use at the Company's Annual Meeting of Shareholders to be held at 3333 New Hyde Park Road, Suite 202, North Hills, NY on Friday, November 10, 1995 at 3:00 P.M., Eastern Standard Time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders is September 7, 1995.

     The shares represented by any proxy in the enclosed form will, if the proxy is properly executed and is received by the Company prior to the meeting, be voted in accordance with the instructions made on the proxy. Proxies received by the Company on which no contrary instruction has been made will be voted for the election of the Board of Directors' nominees for directors and in favor of ratification of the appointment of Coopers & Lybrand as auditors for the 1996 fiscal year. Proxies may be revoked by delivering a subsequently signed and dated proxy or other written notice to the Secretary of the Company at any time prior to their exercise. Proxies may also be revoked if the person executing the proxy is present at the meeting and chooses to vote in person. The Company will pay the cost of soliciting proxies. The Company will reimburse brokerage firms and other persons representing the beneficial owners of the Company's stock for their reasonable expenses in forwarding proxy solicitation material to those beneficial owners.

     Only shareholders of record at the close of business on August 28, 1995 will be entitled to vote at the meeting or at any adjournment thereof. In voting for the election of directors or upon any other matter coming before the meeting, each share is entitled to one vote.

     The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock of the Company entitled to vote is necessary to constitute a quorum. The only class of voting securities of the Company is its common stock. As of August 28, 1995 there were 4,100,456 shares outstanding and entitled to vote at the meeting.

Ownership of Common Stock by Certain
------------------------------------
Beneficial Owners and Management
--------------------------------

     The following table sets forth, as of August 28, 1995, certain information concerning the persons or group of persons known to management to be the beneficial owners of more than 5% of the Company's common stock, and for all of the Company's officers and directors as a group. Except as otherwise indicated, the persons listed have sole voting and investment power with respect to shares beneficially owned by them.



     Name and Address of             Amount          Percent of
     Beneficial Owner           Beneficially Owned   Common Stock
     ----------------           ------------------   ------------

     David A. Wingate           1,100,000            26.83%
     3333 New Hyde Park Rd.
     North Hills, NY 11042

     Mario J. Gabelli             272,371 (1)         6.64%
     One Corporate Center
     Rye, NY 10580

     Philip M. Slonim             425,559            10.38%
     P.O. Box 27835
     San Diego, CA 92128

     Herzog, Heine,
       Geduld, Inc.               264,314 (2)         6.45%
     525 Washington Blvd.
     Jersey City, NJ 07310


     All directors and          1,587,559            38.72%
     officers as a group


     (1) Share ownership is based upon information contained in Schedule 13D filed with the Securities and Exchange Commission.

     (2)  Herzog, Heine, Geduld, Inc. is a broker-dealer registered under
          Section 15 of the Securities Exchange Act of 1934, as amended. Share ownership is based upon information contained in Schedule 13G filed with the Securities and Exchange Commission.

                            ________________________

     The principal executive offices of the Company are located at 3333 New Hyde Park Road, Suite 202, North Hills, New York 11042.

     The Company's common stock is traded Over-the-Counter (OTC Bulletin Board:
PPCI).

                              ELECTION OF DIRECTORS

     The term of office of the Class B directors expires with the forthcoming annual meeting or at such time as their successors shall have been elected and qualified. The Board proposes the reelection of Harold L. Bernstein and Victor
J. Galgano as Class B directors to serve for a three-year term expiring in 1998.

     The following table sets forth certain information relating to the nominees and the directors whose terms of office will continue after this annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the above named nominees, who have consented to serve if elected. If a nominee is unable to serve as a director, an event that is not now anticipated, the proxies will be voted by the proxy holders for a substitute nominee.

Nominees
--------
                                             Class &   Shares & % of
                                             Year in   Common Stock
                                   Served as Which     Beneficially
          Principal                Director  Term Will Owned as of
Name      Occupation          Age  Since     Expire    8/28/95
----      ----------          ---  -----     ------    -------

Harold L. Lawyer.  Vice       74   1988      Class B      62,000 (1)
Bernstein President, General                 1998        (1.51%)
          Counsel & Secretary
          of the Company.
          Secretary (& Vice
          President until 1986)
          of Hi-Shear Indus-
          tries Inc. since 1977.
          Director of Hi-Shear
          Industries Inc. (a
          manufacturer of
          products for the
          aerospace market).

Victor J. Vice President &    52   1989      Class B      -0-
Galgano   Chief Financial                    1998
          Officer of the
          Company and of Hi-
          Shear Industries
          Inc. since 1989.
          Director of Hi-Shear
          Industries Inc.


Other Directors
---------------

Arthur M. Investment Manager, 51   1991      Class C      -0-
Winston   Glickenhaus & Co.                  1996
          1991 to present;
          Vice President,
          Goldman Sachs & Co.

                                             Class &   Shares & % of
                                             Year in   Common Stock
                                   Served as Which     Beneficially
          Principal                Director  Term Will Owned as of
Name      Occupation          Age  Since     Expire    8/28/95
----      ----------          ---  -----     ------    -------


Other Directors, cont.
----------------------

          1989 to 1991.
          Director of Lea Ronal
          Inc. (a processor of
          chemical specialties
          for the electronics
          and metal finishing
          industries).  Direc-
          tor of Hi-Shear Indus-
          tries Inc.

Philip M. Private investor    75   1984      Class A     425,559 (2)
Slonim    for more than                      1997       (10.38%)
          five years.
          Chairman of the
          Board of the
          Company.  Director
          of Hi-Shear
          Industries Inc.

David A.  President & Chief   74   1984      Class A   1,100,000 (3)
Wingate   Executive of the                   1997       (26.83%)
          Company.  Chairman
          of the Board, Chief
          Executive (& Pres-
          ident except 1983 -
          1987) of Hi-Shear
          Industries Inc.
          since 1977.


(1)  Includes shares owned by Mr. Bernstein's spouse.
(2)  Held by Mr. Slonim and spouse as trustees of revocable trust.
(3)  Held by Mr. Wingate as trustee of the Wingate Family Trust of 1980.


     Each of the persons listed is now serving as a director of the Company and was previously elected as a director by the shareholders. Messrs. Wingate and Slonim are brothers-in-law.

Meetings of the Board and Its Committees
----------------------------------------

     In the 1995 fiscal year there were two meetings of the Board of Directors. Each director attended more than 75% of the meetings of the Board. The Company's Board of Directors has an Audit Committee whose current members are Messrs. Slonim and Winston. The Audit Committee held one meeting; both of the members attended.


Compensation of Directors and Executives
----------------------------------------

     Directors of the Company are not paid any fees or remuneration for services as members of the Board or any Board Committee.

     The Company's executive officers are not employees of the Company, nor do they receive any compensation from the Company. At present the Company has no employees.





                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed the firm of Coopers & Lybrand to examine the financial statements of the Company for the fiscal year ending May 31, 1996. The appointment was made upon the recommendation of the Audit Committee, composed entirely of "outside directors" who are not officers of the Company. Coopers & Lybrand has been acting as independent accountants for the Company since March 1988, and by virtue of ability and familiarity with the Company's affairs the firm is considered qualified to perform this important function. Coopers & Lybrand has no interest, financial or otherwise, direct or indirect, in the Company or any of its subsidiaries.

     Although this appointment is not required to be submitted to a vote by shareholders of the Company, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of Coopers & Lybrand for the 1996 fiscal year. If the shareholders do not approve this appointment, the Audit Committee and the Board will reconsider the appointment. Representatives of Coopers & Lybrand are expected to be present at the shareholders meeting with the opportunity to make a statement if they so desire and to respond to appropriate questions.



                               OTHER MATTERS

     The Board of Directors of the Company does not intend to bring any other matters before the meeting. It knows of no other matter which is likely to come before the meeting. In the event any other matters properly come before the meeting, the persons named in the accompanying proxy will vote the shares represented by that proxy in accordance with their best judgment.

Shareholder Proposals
---------------------

     Proposals of shareholders intended to be presented at the 1996 Annual Meeting must be received at the Company's principal executive offices on or before April 30, 1996 for inclusion in the proxy statement and form of proxy relating to that meeting. The Company shall not be required to include any shareholder proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.

                              By Order of the Board of Directors





                              Harold L. Bernstein
                              Secretary


North Hills, New York
September 7, 1995